                                                                       Exhibit 4

================================================================================





                       THE GUARANTEE LIFE COMPANIES INC.

                                      and

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                  Rights Agent




                                ----------------



                                RIGHTS AGREEMENT



                         Dated as of November 18, 1996




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

                      TABLE OF CONTENTS
                      -----------------


Section                                                 Page
-------                                                 ----


1.  Certain Definitions....................................2

2.  Appointment of Rights Agent...........................13

3.  Issue of Right Certificates...........................13

4.  Form of Right Certificates............................17

5.  Countersignature and Registration.....................19

6.  Transfer, Split Up, Combination and Exchange of Right
     Certificates; Mutilated, Destroyed, Lost or Stolen
     Right Certificates...................................20

7.  Exercise of Rights; Purchase Price; Expiration Date of
     Rights...............................................22

8.  Cancellation and Destruction of Right Certificates....27

9.  Reservation and Availability of Capital Stock.........28

10. Preferred Stock Record Date...........................31

11. Adjustment of Purchase Price, Number and Kind of Shares
     or Number of Rights..................................32

12. Certificate of Adjusted Purchase Price or Number of
     Shares...............................................55

13. Consolidation, Merger or Sale or Transfer of Assets or
     Earning Power........................................55

14. Fractional Rights and Fractional Shares...............62

15. Rights of Action......................................65

16. Agreement of Right Holders............................66

17. Right Certificate Holder Not Deemed a Shareholder.....68

18. Concerning the Rights Agent...........................69

19. Merger or Consolidation or Change of Name of Rights
     Agent................................................70

20. Duties of Rights Agent................................72

21. Change of Rights Agent................................77

22. Issuance of New Right Certificates....................79

23. Redemption............................................80

23A.Exchange..............................................82

24. Notice of Certain Events..............................85

25. Notices...............................................87

26. Supplements and Amendments............................88

27. Successors............................................91

28. Determinations and Actions by the Board of Directors,
     etc..................................................91

29. Benefits of this Agreement............................92

30. Severability..........................................93

31. Governing Law.........................................94

32. Counterparts..........................................94

33. Descriptive Headings..................................94


Exhibit A - Certificate of Designation
Exhibit B - Form of Right Certificate
Exhibit C - Form of Summary of Rights

                               RIGHTS AGREEMENT
                               ----------------


     THIS RIGHTS AGREEMENT, dated as of November 18, 1996 (the "Agreement"), between The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"),

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Board of Directors of the Company has authorized and declared a dividend of one Right (as hereinafter defined) for each share of Common
Stock, par value $0.01 per share, of the Company outstanding at the Close of Business (as hereinafter defined) on November 29, 1996 (the "Record Date"), each Right representing the right to purchase one one-thousandth (1/1,000th) of a share of Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, and has further authorized the issuance of one Right with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Expiration Date and the Final Expiration Date (as such terms are hereinafter defined);

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section  1.  Certain Definitions.  For purposes of this Agreement, the
                  -------------------
following terms have the meanings indicated:

     (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding, but shall not include any employee benefit plan of the Company or any Subsidiary of the Company or any Person organized, appointed or established by the Company or such Subsidiary for or pursuant to the terms of any such employee benefit plan. Notwithstanding the foregoing:

     (i) no Person shall become an "Acquiring Person" as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 15% or more of the shares of Common Stock of the Company then outstanding, provided, however, that if a
                                              --------  -------
Person shall become the Beneficial Owner of 15% or more of the shares of Common Stock of the Company by reason of share purchases by the Company and shall, after such share purchases by the Company, at a time when such Person Beneficially Owns 15% or more of the Common Stock, become the Beneficial Owner of any additional shares of Common Stock of the Company, then such Person shall be deemed to be an "Acquiring Person";

     (ii) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person" has become such inadvertently (including, without limitation, because (A) such Person was
                                                        -
unaware that he or it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was
                                                            -
aware of the extent of his or its Beneficial Ownership but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company, and if such Person as promptly as practicable divested or divests himself or itself of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring

Person", then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Agreement; and

     (iii) no Person shall become an "Acquiring Person" by virtue of ownership of Common Stock of the Company by any Affiliate and/or Associate of such Person, which Affiliate and/or Associate is deemed to be an Affiliate and/or Associate of such Person solely by reason of such Affiliate and/or Associate being a director or officer of the Company.

     (b) "Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.

     (c) "Affiliate" and "Associate", when used with reference to any Person, shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the Record Date.

     (d) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

     (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the
                 --------  -------
Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a
                                                    -
revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule
                                     -
13D under the Exchange Act (or any comparable or successor report);

         (ii) which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise, provided, however, that a Person shall not be deemed the
              --------  -------
Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant
                                              -
to a tender or exchange offer made by or on behalf of
such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable
                                                      -
upon exercise of Rights at any time prior to the occurrence of either a Section 11(a)(ii) Event or a Section 13 Event, or (C) securities issuable upon exercise
                                           -
of Rights from and after the occurrence of either a Section 11(a)(ii) Event or a
Section 13 Event, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to
Section 3(a) or Section 22 hereof (the "Original Rights") or pursuant to
Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights; or

        (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in subparagraph (i) of this paragraph (d)) or disposing of any securi-
ties of the Company in a manner that relates or is reasonably likely potentially to relate to influencing the control or management of the Company; provided,
                                                                   --------
however, that nothing in this paragraph (d) shall cause a person engaged in
-------
business as an underwriter of securities to be the Beneficial Owner of, or to beneficially own, any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

     (e) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Nebraska are authorized or obligated by law or executive order to close.

     (f) "Certificate of Designation" shall mean the Certificate of Designation of Series A Junior Participating Cumulative Preferred Stock setting forth the powers, preferences, rights, qualifications, limitations and restrictions of such series of preferred stock of the Company, a form of which is attached hereto as Exhibit A.

     (g) "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business
                         --------  -------

Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

     (h) "Common Stock" when used with reference to the Company shall mean the Common Stock, par value $0.01 per share, of the Company. "Common Stock" when used with reference to any Person other than the Company which is organized in corporate form shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person, or, if such Person is a Subsidiary of another Person, the capital stock with the greatest voting power of the Person which ultimately controls such first-mentioned Person. "Common Stock" when used with reference to any Person which is not organized in corporate form shall mean units of beneficial interest which (i) shall represent the right to participate
                                    -
generally in the profits and losses of such Person (including, without limitation, any flow-through tax benefits resulting from an ownership interest in such Person) and which (ii) shall be entitled to exercise the greatest voting
                           --
power of such Person or, in the case of a limited partnership, shall have the power to remove the general partner or partners.

     (i) "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

     (j) "Company" shall have the meaning set forth in the first paragraph of this Agreement.

     (k) "Continuing Director" shall mean any member of the Board of Directors of the Company (while such person is a member of such Board of Directors) who either (i) was a member of such Board of Directors prior to the Stock
        -
Acquisition Time or (ii) is not an Acquiring Person, an Affiliate or Associate
                     --
of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and subsequently became a member of such Board of Directors, and whose nomination for election or election thereto was recommended or approved by a majority of the Continuing Directors then on such Board of Directors.

     (l) "Current Market Price" shall have the meaning set forth in Section 11(d) hereof.

     (m) "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

     (n) "Distribution Date" shall have the meaning specified in Section 3(a) hereof.

     (o) "Equivalent Preference Stock" shall have the meaning set forth in
Section 11(b) hereof.

     (p) "Expiration Date" shall have the meaning specified in Section 7(a) hereof.

     (q) "Final Expiration Date" shall have the meaning specified in Section 7(a) hereof.

     (r) "NASDAQ" shall have the meaning set forth in Section 11(d) hereof.

     (s) "Outside Directors" shall have the meaning set forth in Section 11(a)(ii) hereof.

     (t) "Person" shall mean any individual, firm, corporation, partnership, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

     (u) "Preferred Stock" shall mean shares of Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company, having the rights, preferences and limitations set forth in the form of Certificate of Designation attached to this Agreement as Exhibit A, and, to the extent there are not a sufficient number of shares of Series A Junior Participating Cumulative Preferred Stock authorized to permit the full exercise of the then outstanding Rights, any other series of preferred stock of the Company designated for such purpose by the Board of Directors of the Company containing terms substantially similar to the terms of the Series A Junior Participating Cumulative Preferred Stock.

     (v) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

     (w) "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

     (x) "Record Date" shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

     (y) "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

     (z) "Right" shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

     (aa) "Right Certificate" shall have the meaning set forth in Section 3(a) hereof.

     (bb) "Rights Agent" shall have the meaning set forth in the first paragraph of this Agreement.

     (cc) "Section 11(a)(ii) Event" shall have the meaning set forth in Section 11(a)(ii) hereof.

     (dd)  "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in
Section 11(a)(iii) hereof.

     (ee) "Section 13 Event" shall have the meaning set forth in Section 13(a) hereof.

     (ff) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

     (gg) "Stock Acquisition Time" shall mean the time of occurrence of whichever of the following first occurs: (i) the first public announcement by
                                           -
the Company or an Acquiring Person that the Acquiring Person has become such, or
(ii) the communication to the Company (including, without limitation, to the
 --
directors of the Company) of any notice (including, without limitation, any written consent or notice related thereto) from an Acquiring Person indicating or reflecting that the Acquiring Person has become such.

     (hh) "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions are at the time beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.

     (ii) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

     (jj) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

     (kk) "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

     Section  2.  Appointment of Rights Agent.  The Company hereby appoints the
                  ---------------------------
Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such Co-Rights Agent.

     Section  3.  Issue of Right Certificates. (a)  Until the earlier of the
                  ---------------------------
Close of Business on (i) the tenth Business Day after the Stock Acquisition
                      -
Time, or (ii) the tenth Business Day, or such specified or unspecified later
          --
date as may be determined by action of the Board of Directors of the Company, after the date of the commencement of (as determined by reference to Rule 14d-2(a), as in effect under the Exchange Act on the Record Date), or first public announcement of the intent of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company or such Subsidiary as a fiduciary pursuant to the terms of any such employee benefit plan) to commence (which intention to commence remains in effect for five Business Days after such announcement), a tender or exchange offer for an amount of Common Stock of the Company which, together with the shares of such stock already owned by such Person, constitutes 15% or more of the outstanding Common Stock of the Company (including any such date which is after the date of this Agreement and prior to the issuance of the Rights) (the earlier of such dates described in clauses (i) and (ii) above being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced
                                          -
(subject to the provisions of paragraph (b) of this Section 3) by the certificates for shares of Common Stock registered in the names of the holders of Common Stock (which certificates for Com mon Stock shall be deemed also to be certificates for Rights) and not by separate Right Certificates, and (y) the
                                                                      -
right to receive Right Certificates will be transferable only in connection with the transfer of the underlying Com mon Stock. As soon as practicable after the Distribution Date, the Rights Agent will send, by first class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein and to the provisions of Section 14(a) here-of. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

     (b) On the Record Date or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders of Common Stock with a copy of the Summary of Rights attached thereto. Until the earliest of the Distribution Date, the Expiration Date and the Final Expiration Date, the surrender for transfer of any of the certificates for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

     (c) Certificates for Common Stock issued (or delivered from the Company's treasury) after the Record Date but prior to the earliest of the Distribution Date, the

Expiration Date and the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between The Guarantee Life Companies Inc. (the "Corporation") and ChaseMellon Shareholder Services, L.L.C., dated as of November 18, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to an Acquiring Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement) may be null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification for the issuance to such holder, or the exercise by such holder of the Rights in such jurisdiction, shall not have been obtained or be obtainable.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

          Section  4.  Form of Right Certificates.  (a)  The Right Certificates
                       --------------------------
(and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates, whenever distributed, which are distributed in respect of shares of Common Stock which were issued and outstanding as of the Record Date, shall be dated as of the Record Date, and all Right Certificates which are distributed in respect of other shares of Common Stock shall be dated as of the respective dates of issuance of such Common Stock, and in each such case on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein (the "Purchase Price"), but the number and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided in this Agreement.

          (b) Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person
                                                          -
or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an
                                                       --
Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an
                                                        ---
Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for
                                         -
consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has
           -
determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect the avoidance of the provisions of Section 7(e), Section 11(a)(ii) or of Section 13 hereof with respect to the limitation of the Rights beneficially owned by an Acquiring Person (or any Associate or Affiliate thereof), and any

Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend modified as necessary to apply to such Person:

     The Rights represented by this Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement). Accordingly, this Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

          Section  5.  Countersignature and Registration. (a)  The Right
                       ---------------------------------
Certificates shall be executed on behalf of the Company manually or by facsimile signature by the Chairman of the Board, the President or any Vice President and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent manually and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before counter-signature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

          (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office in New York, New York, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date and certificate number of each of the Right Certificates.

          Section  6.  Transfer, Split Up, Combination and Exchange of Right
                       -----------------------------------------------------
Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  (a)
---------------------------------------------------------------------
Subject to the provisions of Sections 4(b) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Expiration Date and the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certifi-cates, entitling the registered holder to purchase a like number of shares of Preferred Stock (or other securities, cash, and/or assets, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate appropriately executed, at the principal office of the Rights Agent in New York, New York. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Right Certificates.

          (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for counter-signature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

          Section  7.  Exercise of Rights; Purchase Price; Expiration Date of
                       ------------------------------------------------------
Rights.  (a)  Subject to Section 7(e) hereof, the registered holder of any Right
------
Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent in New York, New

York, together with payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on November 18, 2006 (the "Final
                 -
Expiration Date"), (ii) the time at which the Rights are redeemed as provided in
                    --
Section 23 hereof, (iii) the time at which the Rights are exchanged as provided
                    ---
in Section 23A hereof, or (iv) the time at which the Rights expire pursuant to
                           --
Section 13(d) hereof (the earliest of such times being herein referred to as the "Expiration Date").

          (b) The Purchase Price for each one one-thousandth of a share of Preferred Stock issued pursuant to the exercise of a Right shall initially be $80.00, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

          (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate duly executed, accompanied by payment (by certified check or bank draft payable to the order of the Company) of the Purchase Price for the Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights pursuant hereto in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall, subject to Section 20(k) hereof, (i)(A) promptly requisition from any transfer agent of the Preferred
         -  -
Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests), or (B) if the Company shall have elected to deposit the total
                    -
number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition
                                               --
from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of
                                              ---
such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and

(iv) when appropriate, after receipt, promptly deliver such cash to or upon the
 --
order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

          (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of
Section 14 hereof.

          (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an
                       -
Acquiring Person, (ii) a transferee of any such Acquiring Person (or of any
                   --
such Associate or Affiliate) who becomes a transferee after such Acquiring Person becomes such, or (iii) a transferee of any such Acquiring Person (or of
                         ---
any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from
                           -
such Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer
                                                                  -
which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determination with respect to an Acquiring Person or any of its respective Affiliates, Associates or transferees hereunder.

          (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Right Certificate upon the occurrence of any purported transfer or exercise as set forth in this

Section 7 unless such registered holder shall have (i) completed and signed the
                                                    -
certificate following the form of assignment or election to purchase set forth on the reverse side of the Right Certificate surrendered for such assignment or exercise, and (ii) provided such additional evidence of the identity of the
               --
Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

          Section  8.  Cancellation and Destruction of Right Certificates.  All
                       --------------------------------------------------
Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

          Section  9.  Reservation and Availability of Capital Stock.  (a)  The
                       ---------------------------------------------
Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury (and will use its best efforts, following the occurrence of a Section 11(a)(ii) Event, to cause to be reserved and kept available out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares of Common Stock and/or other securities held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

          (b) The Company shall use its best efforts to (i) file, as soon as
                                                         -
practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to
                                       --
become effective as soon as practicable after such filing, and (iii) cause such
                                                                ---
registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of
                                                           -
which the Rights are no longer exercisable for such securities, and (B) the
                                                                     -
Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The
Company may, acting by resolution of its Board of Directors, temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(b), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

          (c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

          (d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for a number of one one-thousandths of a share of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be), in a name other than that of, the registered holder of the

Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) or depositary receipts for Preferred Stock upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

          Section  10.  Preferred Stock Record Date.  Each person in whose name
                        ---------------------------
any certificate for a number of one one-thousandths of a share of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the
                                              --------  -------
date of such surrender and payment is a date upon which the Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional and otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any meetings or other proceedings of the Company, except as provided herein.

          Section  11.  Adjustment of Purchase Price, Number and Kind of Shares
                        -------------------------------------------------------
or Number of Rights.  The Purchase Price, the number and kind of shares, or
-------------------
fractions thereof, covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares
                -
of Preferred Stock, (B) subdivide the outstanding Preferred Stock into a greater
                     -
number of shares, (C) combine or consolidate the outstanding
                   -

Preferred Stock into a smaller number of shares, or (D) issue any shares of its
                                                     -
capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in Section 7(e) hereof and this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

          If an event occurs which would require an adjustment under both
Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

         (ii) In the event (a "Section 11(a)(ii) Event") that any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a
Section 13 Event or is an acquisition of Common Stock of the Company pursuant to a tender or exchange offer for all outstanding Common Stock of the Company at a price and on terms determined by at least a majority of the members of the Board of Directors of the Company who are not Acquiring Persons or representatives, nominees, Affiliates or Associates of an Acquiring Person (the "Outside Directors"), after receiving advice from one or more investment banking firms, to be (A) at a price which is fair to stockholders (taking into account all
       -
factors which such Outside Directors deem relevant, including, without limitation, prices which could reasonably be achieved if the Company or its assets were to be sold on an orderly basis designed to realize maximum value) and (B) otherwise in the best interests of the Company and its stockholders,
     -
then proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof), shall thereafter have the right to receive, upon exercise thereof following the Distribution Date at the then current Purchase Price in accor-
dance with the terms of this Agreement, in lieu of a number of one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current
                                               -
Purchase Price by the then number of one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of such Section 11(a)(ii) Event, whether or not such Right was then exercisable, and (y) dividing that product (which, following such first
                  -
occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of the Common Stock of the Company (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such Section 11(a)(ii) Event (such number of shares being hereinafter referred to as the "Adjustment Shares"). The Company shall notify the Rights Agent as to any Persons who are deemed by the Company to be Acquiring Persons or Associates, Affiliates or transferees (as described in subparagraphs (ii) and (iii) of Section 7(e) hereof) of such Persons and shall identify any Rights pertaining thereto.

        (iii) In lieu of issuing shares of Common Stock of the Company in accordance with Section 11(a)(ii) hereof, the Company, acting by resolution of its Board of Directors (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), may (and, in the event that the number of shares of Common Stock which are authorized by the Company's Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, the Company, acting by resolution of its Board of Directors (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), shall): (A) determine the excess of (1) the value of the Adjustment
                      -                           -
Shares issuable upon the exercise of a Right (the "Current Value"), over (2) the
                                                                          -
Purchase Price attributable to each Right (such excess, the "Spread") and (B)
                                                                           -
with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3)
                            -         -                                      -
Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company (with the concurrence of a majority of the Continuing Directors) has deemed to have the same value as shares of Common Stock of the Company (such shares or units of preferred stock hereinafter called "Common Stock Equivalents")), (4) debt securities of the
                       -

Company, (5) other assets, or (6) any combination of the foregoing having an
          -                    -
aggregate value equal to the Current Value, where such aggregate value has been determined by action of the Board of Directors of the Company (with the concurrence of a majority of the Continuing Directors) based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company which has theretofore performed no services for the Company or any Subsidiary of the Company in the past five years; provided,
                                                                 --------
however, if the Company shall not have made adequate provision to deliver value
-------
pursuant to clause (B) above within thirty (30) days following the later of (x)
                                                                             -
the first occurrence of a Section 11(a)(ii) Event and (y) the first date that
                                                       -
the right to redeem the Rights pursuant to Section 23 hereof, as such date may be amended pursuant to Section 26 hereof, shall expire (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock of the Company (to the extent available) and then, if necessary, cash, securities and/or assets, that in the aggregate have a value equal to the Spread. If, after the occurrence of a Section 11(a)(ii) Event, the number of shares of Common Stock that are authorized by the Company's Certificate of

Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit exercise in full of the Rights in accordance with Section 11(a)(ii) hereof and the Company, acting by resolution of its Board of Directors (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action is to be taken pursuant to the terms of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action
         -
shall apply uniformly to all outstanding Rights, and (y) may suspend the
                                                      -
exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for the authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the first sentence of this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price per share of Common Stock (as determined pursuant to Section 11(d) hereof) on the date of the first occurrence of the Section 11(a)(ii) Event, and the per share or per unit value of any Common Stock Equivalents shall be deemed to equal the Current Market Price per share of the Common Stock of the Company on such date.

          (b) In the event that the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and prefer ences as the shares of Preferred Stock ("Equivalent Preference Stock")) or securities convertible into shares of Preferred Stock or Equivalent Preference Stock at a price per share of Preferred Stock or Equivalent Preference Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preference

Stock) less than the Current Market Price per share of the Preferred Stock (as defined in Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preference Stock which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preference Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company (with the concurrence of a majority of the Continuing Directors), whose determination shall be described in a statement filed with the Rights Agent. Pre-ferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) In case the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock (as defined in Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, with the concurrence of a majority of the Continuing Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (d)(i) For the purpose of any computation hereunder, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market
                    --------  -------
Price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (a) a dividend or
                                                    -
distribution on such Common Stock payable in shares of such Common Stock or securities convertible into such Common Stock or (b) any subdivision,
                                                  -
combination or
reclassification of such Common Stock, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, as the case may be, then, and in each such case, the "Current Market Price" shall be appropriately adjusted to take into account the ex-dividend trading. The closing price for each day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common

Stock are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in shares of Common Stock selected by the Company, acting by resolution of the Board of Directors of the Company (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors). If on any such date no market maker is making a market in shares of Common Stock, the fair value of such shares on such date as determined in good faith by the Company, acting by resolution of the Board of Directors of the Company (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), shall be used. The term "Trading Day" shall mean a day on which NASDAQ is in operation or, if the shares of Common Stock are not quoted on NASDAQ but are listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange nor quoted on NASDAQ, a Business Day. If the current per share market price of the Common Stock cannot be determined in the manner provided above, or if the Common Stock is not publicly held or not so listed or traded, "Current Market Price" per share of Common Stock shall mean the fair value per share as determined in good faith by the Company, acting by resolution of the Board of Directors of the Company (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

         (ii) For the purpose of any computation hereunder, the "Current Market Price" per share of Preferred Stock shall be determined in the same manner as set forth for the Common Stock in Section 11(d)(i) hereof (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i) hereof, the "Current Market Price" per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the "Current Market Price" per share of Preferred

Stock shall mean the fair value per share as determined in good faith by the Company, acting by resolution of its Board of Directors (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), whose determination shall be described in a statement filed with Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the "Current Market Price" of one one-thousandth of a share of Preferred Stock shall be equal to the "Current Market Price" of one share of Preferred Stock divided by 1,000.

          (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any
                                                   --------  -------
adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or the nearest one-ten-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three
                                                                        -
years from the date of the transaction which requires such adjustment or (ii)
                                                                          --
the Expiration Date.

          (f) If as a result of an adjustment made pursuant to Section 11(a) or
Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of any Right and the number of Rights outstanding shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j),
(k) and (m) and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares, provided, however, that the Company shall not be liable for its inability or
--------  -------
failure to reserve and keep available for issuance upon exercise of the Rights pursuant to Section 11(a)(ii) a number of shares of Common Stock greater than the number then authorized by the Certificate of Incorporation of the Company but not outstanding or reserved for any other purpose.

          (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth of a share of Preferred Stock) obtained by (i) multiplying (A) the
                                                      -               -
number of one one-thousandths of a share covered by a Right immediately prior to such adjust ment of the Purchase Price by (B) the Purchase Price in effect
                                           -
immediately prior to such adjustment of the Purchase Price and (ii) dividing the
                                                                --
product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Preferred Stock, or fraction thereof, issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

          (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Com pany shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

          (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Stock, or a fraction thereof, and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to
                          --------  -------
such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (frac tional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

          (m) Anything in this Section 11 to the contrary notwithstanding, the Company, acting by resolution of its Board of Directors (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, any issuance wholly for cash of any Preferred Stock at less than the current market price, any issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, any stock dividends or any issuance of rights, options or warrants referred to herein above in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such shareholders.

          (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a
                              -
Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of
          --
the Company in a transaction that complies with Section 11(o) hereof), or
(iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one
 ---
transaction or in a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the
                                                                    -
time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or
                                          -
immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

          (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

          (p) Anything in this Agreement to the contrary notwithstanding, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on the Common Stock of
                          -
the Company payable in such Common Stock or (ii) subdivide the outstanding
                                             --
Common Stock of the Company into a greater number of shares (by reclassification or otherwise than by payment of dividends in such Common Stock) or (iii) combine or
                                                                 ---
consolidate the outstanding Common Stock of the Company into a smaller number of shares, then in any such case, (x) the number of one one-thousandths of a share
                                -
of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which is the number of shares of such Common Stock outstanding immediately after such event and (y) action shall be taken such that each share of Common Stock of the
           -
Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of such Common Stock outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected. If an event occurs which would require an adjustment under Section 11(a)(ii) hereof and this Section 11(p), the adjustments provided for in this
Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii) hereof.

          Section  12.  Certificate of Adjusted Purchase Price or Number of
                        ---------------------------------------------------
Shares.  Whenever an adjustment is made as provided in Sections 11 and 13
------
hereof, the Company shall (a) promptly prepare a certificate setting forth such
                           -
adjustment, and a brief statement of the facts accounting for such adjustment,

(b) promptly file with the Rights Agent and with each transfer agent for the
--
Common Stock and Preferred Stock a copy of such certificate and (c) mail a brief
                                                                 -
summary thereof to each holder of a Right Certificate (or if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 of this Agreement. Notwithstanding the foregoing sentence, the failure of the Company to make such certificates or give such notice shall not affect the validity or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained. Any adjustment to be made pursuant to Sections 11 and 13 hereof shall be effective as of the date of the event giving rise to such adjustment.

          Section  13.  Consolidation, Merger or Sale or Transfer of Assets or
                        ------------------------------------------------------
Earning Power.  (a)  In the event (a "Section 13 Event") that, following the
-------------
Stock Acquisition Time, directly or indirectly, (x) the Company shall
                                                 -
consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) and the Company shall not be the surviving or continuing corporation of such merger, consolidation or combination, (y) any Person (other
                                                           -
than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with the Company, or merge with and into the Company, and the Company shall be the surviving or continuing corporation of such merger or consolidation and, in connection therewith, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or of any Person or cash or any other property, or (z) the Company
                                                                -
shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company's most recent regularly prepared financial statement) to any other Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case (except as provided in Section 13(d) hereof), proper provision shall be made so that (i) each holder of a Right
                                                 -
(except as otherwise provided in Section 7(e) hereof) shall
thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradable shares of Common Stock of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of call, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (A)
                                                                      -
multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a
Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (B) 50% of the
                                                           -
Current Market Price per share of Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such merger, consolidation, sale or transfer; (ii) such Principal
                                               --

Party shall thereafter be liable for, and shall assume, by virtue of such
Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such
            ---
Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such
                                   --
steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be possible, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect
             -
following the first occurrence of any Section 13 Event. The Company shall not consummate any such merger, consolidation, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement containing the provisions required by this
Section 13.

          (b)  "Principal Party" shall mean

     (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Sec-tion 13(a) hereof, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

    (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person
--------  -------                          -
is not at any time and has not been continuously over the preceding twelve month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and
(2) in case such Person is a Subsidiary, directly or indirectly, of more than
 -
one Person, the Common Stock of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

          (c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of shares of authorized Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement containing the provisions set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party will:

     (i) prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and
              -
(B) remain effective (with a prospectus at all times meeting the requirements of
--
the Act) until the Expiration Date; and

    (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

          (d) Notwithstanding anything in this Agreement to the contrary, this
Section 13 shall not be applicable to a transaction described in subparagraphs

(x) and (y) of Section 13(a) hereof if (i) such transaction is consummated with
--       -                              -
a Person or Persons who acquired Common Stock of the Company pursuant to a tender offer or exchange offer for all outstanding Common Stock of the Company which complies with the provisions of Section 11(a)(ii) hereof (or a wholly owned Subsidiary of any such Person or Persons), (ii) the price per share of
                                                  --
Common Stock of the Company offered in such transaction is not less than the price per share of Common Stock of the Company paid to all holders of Common Stock of the Company whose shares were purchased pursuant to such tender offer or exchange offer and (iii) the form of consideration being offered to the
                       ---
remaining holders of Common Stock of the Company pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

          (e) The Company covenants and agrees that it will not, after the Stock Acquisition Time, engage in any Section 13 Event if at the time of or after such event there are any charter or by-law provisions or any rights, warrants or other instruments outstanding or any other action taken which would diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

          Section  14.  Fractional Rights and Fractional Shares.  (a)  The
                        ---------------------------------------
Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractions of Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights (selected by the Company, acting by resolution of its Board of Directors, which resolution shall be effective only with the concurrence of a majority of the Continuing Directors). If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Company, acting by resolution of its Board of Directors (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), shall be used.

          (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandths of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than fractions which are integral multiples of one one-thousandths of a share of Preferred Stock). Fractions of Preferred Stock in integral multiples of one one-thousandths of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock. In lieu of fractional shares which are not integral multiples of one one-thousandths of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to the second sentence of

Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

          (c) Following the occurrence of a Section  11(a)(ii) Event or a
Section 13 Event, the Company shall not be required to issue fractions of shares of its Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of its Common Stock. In lieu of fractional shares of its Common Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of its Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock of the Company shall be the closing price of one share of Common Stock of the Company (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

          (d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right except as permitted by this Section 14.

          Section  15.  Rights of Action.  All rights of action in respect of
                        ----------------
this Agreement, except the rights of action vested in the Rights Agent pursuant to Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of Common Stock), without the consent of the Rights Agent or of any holder of any other Right Certificate (or, prior to the Distribution Date, of Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

          Section  16.  Agreement of Right Holders.  Every holder of a Right by
                        --------------------------
accepting such Right consents and agrees with the Company and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights shall be evidenced by the certificates for shares of

Common Stock registered in the name of the holders of such shares (which certificates for shares of Common Stock shall also constitute certificates for Rights) and each Right will be transferable only in connection with the transfer of Common Stock;

     (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates duly completed and fully executed;

     (c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

     (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided,
                                                                     --------
however, the Company must use its best efforts to have any such order, decree or
-------
ruling lifted or otherwise overturned as soon as possible.

          Section  17.  Right Certificate Holder Not Deemed a Shareholder.  No
                        -------------------------------------------------
holder, as such, of any Right or Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of one one-thousandth of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right or Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

          Section  18.  Concerning the Rights Agent. (a)  The Company agrees to
                        ---------------------------
pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. In no case will the Rights Agent be liable for special, indirect, incidental or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the possibility of such loss or damage.

          (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

          Section  19.  Merger or Consolidation or Change of Name of Rights
                        ---------------------------------------------------
Agent.  (a)  Any corporation into which the Rights Agent or any successor Rights
-----
Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be
                           --------  -------
eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. The purchase of all or substantially all of the Rights Agent's assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          Section  20.  Duties of Rights Agent.  The Rights Agent undertakes the
                        ----------------------
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of the Current Market Price per share of Preferred Stock and Common Stock) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclu-sively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any coven-ant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment), nor shall it be responsible for any determination by the Board of Directors of the Company (with the concurrence of a majority of the Continuing Directors) of the Current Market Price of the Rights or Preferred Stock or Common Stock, nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or Common Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

     (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity, except it may not act for an Acquiring Person in an investment banking capacity, or otherwise assist an Acquiring Person in ways hostile to the Company, without the consent of the Company.

     (i) The Rights Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to holders of the Rights resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

          Section  21.  Change of Rights Agent.  The Rights Agent or any
                        ----------------------
successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock and Preferred Stock by registered, certified or express mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered, certified or express mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated

Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which, or which together with its parent, has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and

Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this
Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

          Section  22.  Issuance of New Right Certificates. Notwithstanding any
                        ----------------------------------
of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by resolution of its Board of Directors (which resolution shall, if adopted after the Stock Acquisition Time, be effective only with the concurrence of a majority of the Continuing Directors), to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold
         -
pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, con-
version or exchange of securities, notes or debentures hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by
              -
the Board of Directors of the Company (with the concurrence of a majority of the Continuing Directors), issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however,
                                                           --------  -------
that (i) no such Right Certificates shall be issued if, and to the extent that,
      -
the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificates would be issued, and (ii) no such Right
                                                             --
Certificates shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

          Section  23.  Redemption.  (a)  The Company may, by resolution of its
                        ----------
Board of Directors, at its option, at any time prior to the earlier of (x) the
                                                                        -
Stock Acquisition Time or (y) the Close of Business on the Final Expiration
                           -
Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right (payable in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Company), appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price").

          (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights (or at such time subsequent to such action as the Board of Directors may determine), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase any Rights at any time in any manner other than that specifically set forth in this Section 23, and other than in connection with the repurchase of Common Stock of the Company prior to the Distribution Date.

          Section  23A.  Exchange.  (a)  The Board of Directors of the Company
                         --------
may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e)) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any wholly owned Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock as a fiduciary for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

          (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this
Section 23A, evidence of
which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give,
                                    --------  -------
or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

          (c) In any exchange pursuant to this Section 23A, the Company, at its option, may substitute shares of Preferred Stock (or any other series of preferred stock of the

Company containing terms substantially similar to the terms of the Preferred Stock) for some or all of the shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or of such other series of preferred stock of the Company) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock (or of such other series of preferred stock of the Company) delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

          (d) In the event that there shall not be sufficient shares of Common Stock or Preferred Stock (or any other series of preferred stock of the Company containing terms substantially similar to the terms of the Preferred Stock) issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 23A, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Preferred Stock (or such other series of preferred stock of the Company) for issuance upon exchange of the Rights.

          (e) The Company shall not be required to issue fractions of Common Stock or to distribute certificates which evidence fractional Common Stock. In lieu of such fractional shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this
Section 23A.

          Section  24.  Notice of Certain Events.  (a)  In case the Company
                        ------------------------
shall propose (i) to pay any dividend payable in stock of any class to the
               -
holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly dividend out of earnings on retained earnings of the Company at a rate not in excess of 125% of the rate of the last regular quarterly cash dividend theretofore paid), or (ii) to offer
                                                                   --
to the holders of Preferred Stock options, rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any
                                                ---
reclassification of the Preferred Stock (other than a reclassification involving only the subdivision of outstanding
shares of Preferred Stock), or (iv) to effect any merger, consolidation or other
                                --
combination into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, or
(v) to effect the liquidation, dissolution or winding up of the Company, then,
 -
in each such case, the Company shall give to each holder of a Right, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, merger, consolidation, combination, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or
(ii) above at least twenty days prior to the record date for determining holders of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock and/or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

          (b) In case any of the events set forth in Section 11(a)(ii) or
Section 13(a) of this Agreement shall occur, then, in any such case, (i) the
                                                                      -
Company shall as soon as practicable thereafter give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 25, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) or
Section 13(a) hereof, and (ii) all references in Section 24(a) hereof to
                           --
Preferred Stock shall be deemed thereafter to refer also to Common Stock or other securities issuable in respect of the Rights.

          Section  25.  Notices.  Notices or demands authorized by this
                        -------
Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

          The Guarantee Life Companies Inc.
          Guarantee Centre
          8801 Indian Hills Drive
          Omaha, Nebraska  68114-4066

          Attention:  Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

          ChaseMellon Shareholder Services, L.L.C.
          85 Challenger Road
          Ridgefield Park, New Jersey 07660

          Attention:  General Counsel - Legal Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or if prior to the Distribution Date to each holder of a certificate representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such Right holder (or if prior to the Distribution Date to such holder of Common Stock) at the address of such holder as shown on the registry books of the Company.

          Section  26.  Supplements and Amendments.  Prior to the Stock
                        --------------------------
Acquisition Time and subject to the penultimate
sentence of this Section 26, the Company may, by resolution of its Board of Directors, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect whatsoever (including, without limitation, any extension of the period in which the Rights may be redeemed) without the approval of any holders of certificates representing shares of Common Stock of the Company. From and after the Stock Acquisition Time and subject to the penultimate sentence of this Section 26, without the approval of any holders of certificates representing shares of Common Stock of the Company or of Right Certificates, the Company may, by resolution of its Board of Directors (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors, and only if the Continuing Directors constitute a majority of the number of directors then in office), and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement or make any other provisions in any manner which the Company may deem necessary or desirable, which shall not adversely affect the interests of, or diminish substantially or eliminate the benefits intended to be afforded by the Rights to, the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of any such Person); provided, however, that this Agreement may not be supplemented or
         --------  -------
amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed or to modify the ability (or inability) of the Board of Directors of the Company to redeem the Rights, in either case at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of or the benefits to the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of any such Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable. Prior to the Stock Acquisition Time, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

          Section  27.  Successors.  All the covenants and provisions of this
                        ----------
Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section  28.  Determinations and Actions by the Board of Directors,
                        --------------------------------- -------------------
etc.  For all purposes of this Agreement, any calculation of the number of
---
shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of the Continuing Directors or the Outside Directors) shall have the exclusive power, authority and discretion to administer this Agreement and to exercise all rights and powers specifically granted to such Board of Directors (with, where specifically provided for herein, the concurrence of the Continuing Directors or the Outside Directors), or as may be necessary or advisable in the administration of this Agreement, including, without limita-
tion, the right and power to (i) interpret the provisions of this Agreement, and
                              -
(ii) make all determinations deemed necessary or advisable for the
 --
administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights, to amend the Agreement or to find or to announce publicly that any Person has become an Acquiring Person). All such actions, calculations, interpretations and determinations (including, for purposes of clauses (i) and (iii) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company (with, where specifically provided for herein, the concurrence of the Continuing Directors or the Outside Directors), the Outside Directors or the Company (i)
                                                                           -
shall be within the discretion of the Board of Directors or the Outside Directors, (ii) shall be final, conclusive and binding on the Company, the
            --
Rights Agent, the holders of the Right Certificates and all other parties, and
(iii) shall not subject the Board of Directors of the Company, the Continuing
 ---
Directors or the Outside Directors to any liability to the holders of the Rights and Right Certificates.

          Section  29.  Benefits of this Agreement.  Nothing in this Agreement
                        --------------------------
shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distri-bution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

          Section  30.  Severability.  If any term, provision, covenant or
                        ------------
restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, provided, however, that notwithstanding anything in this Agreement to the
--------  -------
contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company (with the concurrence of a majority of the Continuing Directors) determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board of Directors. Without limiting the foregoing, if any provision of this Agreement requiring that a determination be made by the Board of Directors with the concurrence of a majority of the Continuing Directors or Outside Directors or by the Outside Directors is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, such determination shall then be made by the Board of Directors in accordance with applicable law and the Company's certificate of incorporation and by-laws.

          Section  31.  Governing Law.  This Agreement and each Right
                        -------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

          Section  32.  Counterparts.  This Agreement may be executed in any
                        ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section  33.  Descriptive Headings.  Descriptive headings of the
                        --------------------
several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              THE GUARANTEE LIFE COMPANIES
                                INC.



                              By /s/ Richard A. Spellman
                                 ____________________________
                                Name: Richard A. Spellman
                                Title:General Counsel and Secretary


                              CHASEMELLON SHAREHOLDER
                                SERVICES, L.L.C.



                              By /s/ Gary D'alessandro
                                 ______________________________
                                Name: Gary D'alessandro
                                Title:Assistant Vice President

                                                                       Exhibit A
                                                                       ---------




                 CERTIFICATE OF DESIGNATION OF SERIES A JUNIOR
                   PARTICIPATING CUMULATIVE PREFERRED STOCK
                           Par Value $1.00 Per Share

                                      of

                       THE GUARANTEE LIFE COMPANIES INC.

              Pursuant to Section 151 of the General Corporation
                         Law of the State of Delaware


          We, William C. Bauhard, Chief Financial Officer, and Richard A. Spellman, Secretary, of The Guarantee Life Companies Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

          That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation (the "Certificate") of the Corporation, as amended, the said Board of Directors on November 14, 1996 by the affirmative vote of at least a majority of the members of the Board of Directors, adopted the following resolution creating a series of thirty thousand (30,000) shares of Preferred Stock, par value $1.00 per share:

          RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate, a series of Preferred Stock of the Corporation be, and it hereby is, created, and that the designation and amount thereof and the voting powers, preferences and relative participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

          Section 1.  Designation and Amount.
                      ----------------------

          The shares of such series shall be designated as Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share (the "Junior Preferred Stock") and the number of shares constituting such series shall be thirty thousand (30,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall
                                         --------
reduce the number of shares of Junior Preferred Stock to a number less than the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Junior Preferred Stock.

          Section 2.  Dividends and Distributions.
                      ---------------------------

     (A) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of Common Stock, and of any other junior stock which may be outstanding, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $2.50 per share ($10.00 per annum), or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock

(by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $2.50 per share ($10.00 per annum) on the Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Junior Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends or such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall accumulate but shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          Section 3.  Voting Rights.
                      -------------

          The holders of shares of Junior Preferred Stock shall have the following voting rights.

     (A) Subject to the provisions for adjustment as hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 1,000 votes (and each one one-thousandth of a share of Junior Preferred Stock shall entitle the holder thereof to one vote) on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by classification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Except as otherwise provided herein, in the Certificate, in any other certificate of designation creating a series of preferred stock or any similar stock, or by law, the holders of shares of Junior

Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) If at any time the Corporation shall not have declared and paid all accrued and unpaid dividends on the Junior Preferred Stock as provided in
Section 2 hereof for four consecutive Quarterly Dividend Payment Dates, then, in addition to any voting rights provided for in paragraphs (A) and (B), the holders of the Junior Preferred Stock shall have the exclusive right, voting separately as class, to elect two directors on the Board of Directors of the Corporation (such directors, the "Preferred Directors"). The right of the holders of the Junior Preferred Stock to elect the Preferred Directors shall continue until all such accrued and unpaid dividends shall have been paid. At such time, the terms of any of the Preferred Directors shall terminate. At any time when the holders of the Junior Preferred Stock shall have thus become entitled to elect Preferred Directors, a special meeting of shareholders shall be called for the purpose of electing such Preferred Directors, to be held within 30 days after the right of the holders of the Junior Preferred Stock to elect such Preferred Directors shall arise, upon notice given in the manner provided by law or the by-laws of the Corporation for giving notice of a special meeting of shareholders (provided, however, that such a special meeting shall not be called if the annual meeting of shareholders is to convene within said 30 days). At any such special meeting or at any annual meeting at which the holders of the Junior Preferred Stock shall be entitled to elect Preferred Directors, the holders of a majority of the then outstanding Junior Preferred Stock present in person or by proxy shall be sufficient to constitute a quorum for the election of such directors. The persons elected by the holders of the Junior Preferred Stock at any meeting in accordance with the terms of the preceding sentence shall become directors on the date of such election.

          Section 4.  Certain Restrictions.
                      --------------------

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i) declare or pay dividends or, make any other distributions on any shares or stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Junior Preferred Stock;

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior Preferred Stock except dividends paid ratably on the Junior Preferred Stock, and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior Preferred Stock, provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding-up) to the Junior Preferred Stock; or

     (iv) purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5.  Reacquired Shares.
                      -----------------

          Any shares of Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever, shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock, without designation as to series, and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Certificate, in any other certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

          Section 6.     Liquidation, Dissolution or Winding-Up.
                         --------------------------------------

          Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Junior Preferred Stock unless prior thereto, the holders of shares of Junior Preferred Stock shall have received the higher of (i) $10.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock; nor shall any distribution be made (B) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding-up. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassi-fication or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock are entitled immediately prior to such event under the provision in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 7.  Consolidation, Merger, etc.
                      ---------------------------

          In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, or otherwise changed, then in any such case each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 8.  No Redemption.
                      -------------

          The shares of Junior Preferred Stock shall not be redeemable.

          Section 9.  Rank.
                      ----

          Unless otherwise provided in the Certificate or a certificate of designation relating to a subsequent series of preferred stock of the Corporation, the Junior Preferred Stock shall rank junior to all other series of the Corporation's preferred stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding-up, and senior to the Common Stock of the Corporation.


          Section 10.  Amendment.
                       ---------

          The Certificate, as amended and restated, shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Junior Preferred Stock, voting together as a single series.

          Section 11.  Fractional Shares.
                       -----------------

          Junior Preferred Stock may be issued in fractions of a share (in one one-thousandths (1/1,000) of a share and integral multiples thereof) which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Junior Preferred Stock.

          IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chief Financial Officer and attested by its Secretary this ____ day of November, 1996.

                                         _______________________
                                         William C. Bauhard
                                         Chief Financial Officer

ATTEST:


______________________
Richard A. Spellman
Secretary

                                                                       Exhibit B
                                                                       ---------

                          [Form of Right Certificate]

Certificate No. R-                                              ______ Rights

NOT EXERCISABLE AFTER NOVEMBER 18, 2006 OR EARLIER IF THE BOARD OF DIRECTORS ORDERS THE REDEMPTION OR EXCHANGE OF THE RIGHTS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]/1/



                               Rights Certificate

                       THE GUARANTEE LIFE COMPANIES INC.

          This certifies that __________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of Novembet 18, 1996 (the "Rights Agreement"), between The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), to

---------------------
/1/. The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York City time) on November 18, 2006, at the principal office of the Rights Agent, or its successors as Rights Agent, one one-thousandth of a fully paid nonassessable share of Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share of the Company (the "Preferred Stock"), at a purchase price of $80.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and the Certificate contained therein duly executed.
The number of Rights evidenced by this Right Certificate (and the number of one-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price per one one-thousandth of a share of Preferred Stock set forth above, are the number and Purchase Price as of [Date], based on the shares of Preferred Stock as constituted at such date.

          From and after the first occurrence of a Section 11(a)(ii) Event (as defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate
                                       -
or Associate thereof (as such terms are defined in the Rights

Agreement), (ii) a transferee of any such Acquiring Person (or of any Associate
             --
or Affiliate thereof) who becomes a transferee after such Acquiring Person (or any Associate or Affiliate thereof) becomes such or (iii) under certain
                                                     ---
circumstances specified in the Rights Agreement, a transferee of such Acquiring Person (or of any Associate or Affiliate thereof) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

          The Rights evidenced by this Right Certificate shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

          As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a share of Preferred Stock or the number and kind of other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including Section 11(a)(ii) Events and
Section 13 Events (as defined in the Rights Agreement).

          This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, as it may be amended from time to time, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

          This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be redeemed by the Company at a redemption price of $.01 per Right at any time prior to the earlier of (i) the
                                                                        -
Stock Acquisition Time (as defined in the Rights Agreement) and (ii) the close
                                                                 --
of business on the Expiration Date (as defined in the Rights Agreement). Subject to the provisions of the Rights Agreement, the rights evidenced by this Right Certificate may be exchanged in whole or part for shares of Common Stock or fractional shares of Preferred Stock (or any other substantially similar series of preferred stock of the Company).

          No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

          Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company in any respect whatsoever up until the

Stock Acquisition Time and thereafter in certain respects which do not adversely affect the interests of holders of Right Certificates (other than an Acquiring Person or the Affiliates or Associates thereof).

          No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

          This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of __________, ____.


ATTEST:                                  THE GUARANTEE LIFE
                                         COMPANIES INC.


_________________________                By_________________________
Secretary                                  Title:


Countersigned:
CHASEMELLON SHAREHOLDER
SERVICES, L.L.C.


By_______________________
Authorized Signatory

                  [Form of Reverse Side of Right Certificate]


                               FORM OF ASSIGNMENT
                               ------------------

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)


          FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfers unto ________________

_______________________________________________________________________________
                 (Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Right Certificate on the books of the within named Company, with full power of substitution.

Dated:_____________, ____


                                 __________________________
                                 Signature


Signatures Guaranteed:

          The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                 ___________________________
                                 Signature

                                     NOTICE
                                     ------

          The signature to the foregoing Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                      (To be executed if holder desires to
                        exercise the Right Certificate.)


To The Guarantee Life Companies Inc.:

          The undersigned hereby irrevocably elects to exercise _______________ Rights represented by this Right Cer tificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights and requests that certifi cates for such shares be issued in the name of:

Please insert social security
or other identifying number

_______________________________________________________________________________
                        (Please print name and address)
_______________________________________________________________________________

If such number of Rights shall not be all the Rights evi denced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

_______________________________________________________________________________
                        (Please print name and address)
_______________________________________________________________________________

Dated:__________________, ____

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

                  [Form of Election to Purchase -- continued]


                                 __________________________
                                 Signature

                                 (Signature must conform in all respects to name of holder as specified on the face of this Right Certificate.)

Signature Guaranteed:

________________________________________________________________________________

                        (To be completed if applicable)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                 __________________________
                                 Signature

________________________________________________________________________________

                                     NOTICE
                                     ------

          In the event the certification set forth above in the Forms of Assignment and Election is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Right Certificates issued in exchange for this Rights Certificate.

                                                                       Exhibit C
                                                                       ---------

                       THE GUARANTEE LIFE COMPANIES INC.

                         SUMMARY OF RIGHTS TO PURCHASE
                                PREFERRED STOCK


       On November 14, 1996, the Board of Directors of The Guarantee Life Companies Inc. (the "Company") declared a dividend distribution of one Preferred Share Purchase Right (a "Right") for each outstanding share of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"). The following is a summary of the terms of the Rights.

       Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Stock") at a price of $80.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of November 18, 1996 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

       Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate certificates representing the Rights ("Right Certificates") will be distributed. The Rights will separate from the Common Stock and a "Distribution Date" will occur upon the earlier to occur of (i) ten business days following the time (the "Stock Acquisition Time") of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Stock of the Company and (ii) ten business days (or, if determined by the Board of Directors, a specified or unspecified later date) following the commencement or announcement of an intention to make a tender offer or exchange offer which, if successful, would cause the bidder to own 15% of more of the outstanding Common Stock.

       The Rights Agreement provides that, until the Distribution Date, (i) the Rights will be transferred with and only with the Common Stock, (ii) new Common Stock certificates issued after November 29, 1996, upon transfer or new issuance of the Common Stock, will contain a notation incorporating the Rights Agreement by reference and

(iii) the surrender for transfer of any of the Common Stock certificates outstanding will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate Right Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

       The Rights are not exercisable until the Distribution Date. The Rights will expire on November 18, 2006, unless earlier redeemed or exchanged by the Company as described below.

       In the event that, after the Stock Acquisition Time, the Company is acquired in a merger or other business combination transaction (except certain transactions with a person who became an Acquiring Person as a result of a tender offer described in the next succeeding paragraph) or 50% or more of its assets, cash flow or earning power is sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value (as defined in the Rights Agreement) of two times the Purchase Price of the Right. In the event that, after the Stock Acquisition Time, the Company were the surviving corporation of a merger and its Common Stock were changed or exchanged, proper provision shall be made so that each holder of a Right will thereafter have the right to receive upon exercise that number of shares of common stock of the Company having a market value of two times the exercise price of the Right.

       In the event that a person or group becomes an Acquiring Person (except pursuant to a tender offer for all outstanding Common Stock determined to be at a fair price and otherwise in the best interests of the Company and its stockholders by a majority of the Outside Directors), proper provision shall be made so that each holder of a Right (other than the Acquiring Person) will thereafter have the right to receive upon exercise that number of shares of Common Stock (or, in certain circumstances, cash, a reduction in the Purchase Price, Common Stock, other equity securities of the Company, debt securities of the Company, other property or a combination thereof) having a market value (as defined in the Rights Agreement) of two times the Purchase Price of the Right. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or an affiliate, associate or transferee thereof) will be null and void. A person will not be an Acquiring Person if the Board of Directors of the Company determines that such person or group became an Acquiring Person inadvertently and such person or group promptly divests itself of a sufficient number of shares of Common Stock so that such person or group is no longer an Acquiring Person.

       The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of Preferred Stock or (iii) upon the distribution to holders of Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of Rights and number of shares of Preferred Stock issuable upon the exercise of each Right are also subject to adjustment in the event of a stock split, combination or stock dividend on the Common Stock.

       With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock which may, upon the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

       At any time prior to the earlier of the Stock Acquisition Time and the Expiration Date (as defined in the Rights Agreement), the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per

Right (the "Redemption Price"). Immediately upon the action of the Board of Directors ordering redemption of the Rights (or at such time subsequent to such action as the Board of Directors may determine), the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 Redemption Price.

       At any time after a person becomes an Acquiring Person and prior to the acquisition by such Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights beneficially owned by such Person which have become void), in whole or part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment). The Company, at its option, may substitute one one-thousandth of a share of Preferred Stock (or other series of substantially similar preferred stock of the Company) for each share of Common Stock to be exchanged.

       Each share of Preferred Stock purchasable upon exercise of the Rights will have a minimum preferential dividend of $10 per year, but will be entitled to receive, in the aggregate, a dividend of 1,000 times the dividend declared on the shares of Common Stock. In the event of liquidation, the holders of the shares of Preferred Stock will be entitled to receive a minimum liquidation payment of $10 per share, but will be entitled to receive an aggregate liquidation payment equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have one thousand votes, voting together with the shares of Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount and type of consideration received per share of Common Stock. The rights of the shares of Preferred Stock as to dividends and liquidation, and in the event of mergers and consolidations, are protected by anti-dilution provisions.

       Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, other than rights resulting from such holder's ownership of shares of Common Stock, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consid-eration) of the Company or for common stock of the acquiring company as set forth above.

       Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Stock Acquisition Time. After such time, the provisions of the Rights Agreement may be amended by the Board of Directors (only with the concurrence of a majority of the Continuing Directors) in order to cure any ambiguity, to correct or supplement defective or inconsistent provisions, to shorten or lengthen any time period under the Rights Agreement, to make changes which do not adversely affect the interests of the holders of Rights (excluding the interests of any Acquiring Person) or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no
                                                     --------  -------
amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

       The term "Continuing Director" means (i) any member of the Board of
                                             -
Directors of the Company who was a member of the Board prior to the Stock Acquisition Time, and (ii) any person who is subsequently elected to the Board,
                       --
if such person is recommended or approved by a majority of the Continuing Directors then on the Board of Directors, and such person is not an Acquiring Person or an affiliate, associate, representative or nominee of an Acquiring Person.

       A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Form 8-A dated [Date]. Copies of the Rights Agreement are available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as it may be amended from time to time, which is hereby incorporated herein by reference.